UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant   ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

GREENLANE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

June 28, 2024
Dear Fellow Stockholders:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Greenlane Holdings Inc., which will be held in a completely virtual format on July 29, 2024, at 10:00 a.m. Eastern Time. We have decided to hold the Special Meeting virtually via live audio webcast on the internet. We believe hosting a virtual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the Special Meeting. The matter expected to be acted upon at the meeting is described in detail in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. You will not be able to attend the Special Meeting in person at a physical location. Stockholders may attend and vote virtually at https://www.virtualshareholdermeeting.com/GNLN2024SM.

Details regarding the Special Meeting, the business to be conducted at the Special Meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

You are entitled to vote at our Special Meeting only if you were a stockholder as of June 20, 2024. Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Special Meeting regardless of whether or not you attend the Special Meeting virtually. Returning the proxy does not deprive you of your right to attend the Special Meeting virtually and to vote your shares virtually.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to the meeting on July 29, 2024.

Sincerely,

Donald Hunter
Chairman of the Board of Directors

GREENLANE HOLDINGS, INC.
1095 Broken Sound Parkway, Suite 100
Boca Raton, Florida 33847

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held Virtually via the Internet on July 29, 2024

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Greenlane Holdings, Inc. (the “Company”) will be held in a completely virtual format on July 29, 2024, at 10:00 a.m. Eastern Time for the following purpose:

(1)to approve the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), to be filed not later than August 5, 2024, to effect a reverse stock split of our Class A Common Stock (as defined below) at a ratio in the range of one-for-two to one-for-20 (collectively, the “Reverse Split”), with such ratio to be determined in the discretion of the Board of Directors of the Company (the “Board”) and publicly disclosed prior to the effectiveness of the Reverse Split (the “Reverse Split Proposal”).

The Proxy Statement accompanying this notice describes this item of business in detail. The Board has fixed the close of business on June 20, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any postponements of the Special Meeting. Accordingly, only stockholders of record at the close of business on June 20, 2024 are entitled to notice of, and to vote at, the Special Meeting and any postponements of the Special Meeting.

Your vote is important. Whether or not you expect to virtually attend the Special Meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

By Order of the Board of Directors,

/s/ Lana Reeve

Lana Reeve
Chief Financial and Legal Officer
Boca Raton, Florida
June 28, 2024

IMPORTANT NOTICE REGARDING THE PROXY MATERIALS FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON JULY 29, 2024: We have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

IMPORTANT NOTICE REGARDING THE VIRTUAL SPECIAL MEETING
The format of the virtual Special Meeting ensures that stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting, using online tools to ensure stockholder access and participation. For more information about the virtual Special Meeting, see “About the Meeting” in this Proxy Statement.

GREENLANE HOLDINGS, INC.
1095 Broken Sound Parkway, Suite 100
Boca Raton, Florida 33487

PROXY STATEMENT
ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our Special Meeting of Stockholders, to be held in a completely virtual format on July 29, 2024, at 10:00 a.m. Eastern Time for the purpose stated in the accompanying Notice of Special Meeting of Stockholders. This solicitation is made by our Board of Directors (also referred to as the “Board” in this Proxy Statement) on behalf of Greenlane Holdings, Inc. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Greenlane Holdings, Inc.

We have elected to provide our proxy materials by mail to each stockholder. Accordingly, we are sending to our stockholders of record as of the close of business on June 20, 2024, a notice of special meeting of stockholders (the “Notice”) and this proxy statement (the “Proxy Statement”). On or about June 28, 2024, we intend to mail the Notice and Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Special Meeting. You are encouraged to review all of the important information contained in the proxy materials before voting.

What am I being asked to vote on?

You are being asked to vote on the following proposal:

•     Proposal 1 (Approval of Reverse Split): The approval of the adoption of an amendment to the Charter, to be filed not later than August 5, 2024, to effect a reverse stock split of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), at a ratio in the range of one-for-two to one-for-20 (collectively, the “Reverse Split”), with such ratio to be determined in the discretion of the Board (the “Reverse Split Proposal”).

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

•     Proposal 1 (Approval of Reverse Split): “FOR” the approval of the Reverse Split Proposal.

Who is entitled to vote at the Special Meeting?

Holders of record of our Class A Common Stock as of the close of business on June 20, 2024, the record date for the Special Meeting (the “Record Date”), are entitled to receive notice of the Special Meeting. Holders of record of shares of Class A Common Stock have the right to vote on all matters brought before the Special Meeting. On the Record Date, 5,821,359 shares of Class A Common Stock were issued and outstanding.

What are the voting rights of stockholders?

Each share of our Class A Common Stock outstanding as of the Record Date is entitled to receive notice of the Special Meeting and to one vote per share on the matter properly brought before the Special Meeting. No dissenters’ rights are provided under the Delaware General Corporation Law, our Charter or our Second Amended and Restated Bylaws, as amended (the “Bylaws”) with respect to the proposal described in this Proxy Statement.

Who can attend the Special Meeting?

All holders of our Class A Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Special Meeting. The Special Meeting will be a completely virtual meeting of stockholders. You can attend the Special Meeting online, where you will be able to listen to the meeting live, submit questions and vote online, as long as you have pre-registered. You will not be able to attend the Special Meeting in person at a physical location.

Stockholders may attend and vote virtually at https://www.virtualshareholdermeeting.com/GNLN2024SM. To attend the virtual Special Meeting, you will need to enter the 15-digit control number included on your proxy card or voting instruction form. Online access to the Special Meeting will open 15 minutes prior to the meeting time to allow time for stockholders to log-in and test their equipment. You will need the latest version of Chrome, Safari, Internet Explorer, Edge or Firefox. Please test your internet browser before the Special Meeting to ensure compatibility. A toll-free phone number will be provided to access technical support for the virtual Special Meeting.

Technical Disruptions.   In the event of any technical disruptions or connectivity issues during the course of the Special Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide verbal updates.

Voting by Ballot at the Special Meeting.   Although the meeting webcast will begin at 10:00 a.m. Eastern Time on July 29, 2024, we encourage you to access the meeting site 15 minutes prior to the start time to allow ample time to log into the meeting webcast and test your computer system.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•     Stockholder of record.   If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

•     Beneficial owner of shares held in street name.   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Special Meeting.

What will constitute a quorum at the Special Meeting?

A quorum is the minimum number of shares required to be virtually present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence at the meeting, virtually or by proxy, of the holders of a one-third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting on the Record Date will constitute a quorum, permitting our stockholders to conduct business at the Special Meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 5,821,359 shares of our Class A Common Stock outstanding.

If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the proposal by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit the solicitation of additional proxies. The chairperson of the Special Meeting shall have the power to adjourn the Special Meeting.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Special Meeting. If you do not give your broker or other nominee voting instructions with respect to Proposal 1 (Approval of Reverse Split), your broker or other nominee will not be able to vote on that proposal.

How many votes are needed for the proposal to pass?

The proposal to be voted on at the Special Meeting has the following voting requirements:

•     Proposal 1 (Approval of Reverse Split Proposal): The affirmative vote of holders of a majority of the outstanding shares of Class A Common Stock entitled to vote on this proposal is required to approve the adoption of an amendment to the Charter to effect the Reverse Split. For purposes of the vote on the approval of this proposal, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Special Meeting other than disclosed in this Proxy Statement. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

•     Stockholders of record:   If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. You also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on July 28, 2024, which is the day before the virtual Special Meeting. The designated proxy holders named in the proxy card will vote according to your instructions. You may also attend the virtual Special Meeting and vote using the 15-digit control number included with these proxy materials to vote during the virtual Special Meeting.

•     Beneficial owner of shares held in street name:   If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to vote by Internet or your voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Special Meeting.

If I plan to attend the Virtual Special Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Special Meeting. If you send in your proxy card and also attend the Virtual Special Meeting, you do not need to vote again at the Special Meeting unless you want to change your vote.

How are proxy card votes counted?

If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the approval of the Reverse Split and as recommended by our Board with regard to any other matters that may properly come before the Special Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the virtual Special Meeting by (i) filing with our General Counsel and Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the virtual Special Meeting.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice and Proxy Statement, preparation and assembly of this Proxy Statement and the proxy card, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Class A Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Class A Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

Implications of being an “emerging growth company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Under the JOBS Act, we will remain an “emerging growth company” until the earliest of:

•     the last day of the fiscal year during which we have total Special gross revenues of $1.235 billion or more;
•     the last day of the fiscal year following the fifth anniversary of our initial public offering;
•     the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and
•     the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934 (the “Exchange Act”) (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

For as long as we are an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory “say-on-pay” votes on executive compensation and stockholder advisory votes on golden parachute compensation.

In addition, the JOBS Act provides that an emerging growth company may delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”). Therefore, we will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as of June 18, 2024, regarding the beneficial ownership of shares of our Class A Common Stock (including shares issuable upon the exercise or conversion of securities that entitle the holders thereof to obtain Class A Common Stock upon exercise or conversion in accordance with the terms thereof) by (a) each of our directors, (b) each of our executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our Class A Common Stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and dispositive power with respect to such shares. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

Unless otherwise indicated, the address of each person listed below is c/o Greenlane Holdings, Inc. 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487.

Name	Number of Shares of Class A Common Stock Beneficially Owned	% of All Class A Common Stock Shares(1)
Donald Hunter(2)	899	*
Renah Persofsky(3)	725	*
Aaron LoCascio (4)	422	*
Barbara Sher(5)	100	*
Lana Reeve	0	*
All executive officers, directors and director nominees as a group (5 people)	2,146	*
Greater than 5% Beneficial Owners
Armistice Capital, LLC (6)	381,044	6.5%
Hudson Bay Capital Management LP (7)	294,806	5.0%

(1)     Based on an aggregate of 5,821,359 shares of our Class A Common Stock outstanding as of June 18, 2024.
(2)     Includes 899 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after June 18, 2024.
(3)     Includes 725 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after June 18, 2024.
(4)     Includes 422 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after June 18, 2024.
(5) Includes 100 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after June 18, 2024

(6)    Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 14, 2024 reporting beneficial ownership as of December 31, 2023, Armistice Capital, LLC possess shared voting shared dispositive power over 381,044 shares. Armistice Capital, LLC is the investment manager of Armistice Capital Master Fund Ltd. (the "Master Fund"), the direct holder of the shares, and pursuant to an Investment Management Agreement, Armistice Capital, LLC exercises voting and investment power over the securities of held by the Master Fund and thus may be deemed to beneficially own the securities held by the Master Fund. Steven Boyd, as the managing member of Armistice Capital, LLC, may be deemed to beneficially own the securities held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital, LLC.
(7)     Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 5, 2024 reporting beneficial ownership as of December 31, 2023, Hudson Bay Capital Management LP (the "Investment Manager") and Sander Gerber possess shared voting shared dispositive power over 294,806 shares. Includes 294,806 shares of Class A Common Stock issuable upon exercise of warrants. The Investment Manager serves as the investment manager to Hudson Bay Master Fund Ltd. and Hudson Bay Fund LP, in whose name the securities are held. As such, the Investment Manager may be deemed to be the beneficial owner of all shares of Class A Common Stock, subject to a 9.99% ownership blocker, if any, underlying the securities held by Hudson Bay Master Fund Ltd. and Hudson Bay Fund LP. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Investment Manager. Mr. Gerber disclaims beneficial ownership of these securities.

PROPOSAL 1: APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE CHARTER TO EFFECT A REVERSE SPLIT OF OUR CLASS A COMMON STOCK

General

The Board has unanimously approved and declared advisable, and has recommended that the stockholders approve the adoption of, an amendment to the Charter to effect the Reverse Split of our Class A Common Stock at any whole number between, and inclusive of, one-for-two to one-for-20 (the “Amendment”). Approval of this Proposal 1 will grant the Board the authority, but not the obligation, to file the Amendment to effect the Reverse Split no later than August 5, 2024, with the exact ratio and timing of the Reverse Split to be determined at the discretion of the Board. The Board’s decision whether or not (and when) to effect the Reverse Split, and at what whole number ratio to effect the Reverse Split, will be based on a number of factors, including market conditions, existing and anticipated trading prices for our Class A Common Stock and the continued listing requirements of the Nasdaq Capital Market. The Board believes that providing the Board with this generalized grant of authority with respect to setting the split ratio, rather than approval of a pre-defined reverse stock split, will give the Board the flexibility to set the ratio in accordance with current market conditions and therefore allow our Board to act in the best interests of the Company and our stockholders. If the Board does not implement the Reverse Split before August 5, 2024, the authority granted in this proposal to file the Amendment to effect the Reverse Split would terminate. Further, if the stockholders do not approve this Proposal 1, the Board will not be authorized to file the Amendment to effect the Reverse Split.

The Amendment relating to this Proposal 1, which we would file with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) to implement the Reverse Split, is attached to this Proxy Statement as Appendix A.

Nasdaq Notice Regarding Our Failure to Comply with Nasdaq’s “Minimum Bid Price” Requirement

Our Class A Common Stock trades on the Nasdaq Capital Market, which we believe helps support and maintain liquidity for our stock. Companies listed on the Nasdaq Capital Market, however, are subject to various rules and requirements imposed by Nasdaq that a listed company must satisfy to continue having its stock listed on the exchange. One of those standards is the “minimum bid price” requirement, which requires that the bid price of the stock of a listed company be at least $1.00 per share. A listed company risks being delisted and removed from the Nasdaq Capital Market if the closing bid price of its stock remains below $1.00 per share for an extended period of time.

As disclosed in our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 26, 2024, we received notice on August 21, 2023 from the Listing Qualifications Department of Nasdaq Stock Market LLC (“Nasdaq”) that the closing bid price for our Class A Common Stock on the Nasdaq Global Market had been below $1.00 for 30 consecutive business days and that, as a result, we were not in compliance with the minimum bid price requirement under Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”).

We were given 180 days, or until February 20, 2024 to regain compliance with the Bid Price Rule. At that time we filed an application to transfer the listing of our Class A Common Stock from the Nasdaq Global Market to the Nasdaq Capital Market, which transfer was approved and occurred on February 9, 2024. As a result of the transfer, we became eligible to request an additional an additional 180-day compliance period.

On February 21, 2024, Nasdaq notified us in writing that while we had not regained compliance with the Bid Price Rule, we were eligible for an additional 180-day compliance period, or until August 19, 2024 (the “Compliance Date”), to gain compliance with the Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Rule”) which is the corresponding rule of the Bid Price Rule for the Nasdaq Capital Market. Nasdaq’s determination was based on us having met the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market, with the exception of the Minimum Bid Rule, and on our written notice to Nasdaq of our intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

For us to be in compliance with the Minimum Bid Rule, our Class A Common Stock must have a closing bid price of $1.00 or more for 10 consecutive business days. Under certain circumstances, however, to ensure that a company can sustain long-term compliance, Nasdaq may require the closing bid price to equal or exceed the $1.00 minimum bid price requirement for more than 10 consecutive business days before determining that the company complies.

If we do not regain compliance with the Minimum Bid Rule by the Compliance Date and we are not eligible for an additional compliance period at that time, Nasdaq will provide written notification to us that our Class A Common Stock may be delisted. At that time, we may appeal that delisting determination to a Nasdaq Listing Qualifications Panel (the “Panel”). We expect that our Class A Common Stock would remain listed pending the Panel’s decision. There can be no assurance that, if we do appeal the delisting determination to the Panel, that appeal would be successful.

If our Class A Common Stock is delisted from Nasdaq Capital Market, the only established trading market for our Class A Common Stock would be eliminated and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade, or to obtain accurate price quotations for our Class A Common Stock. Delisting would also likely reduce the visibility, liquidity and value of our Class A Common Stock, including as a result of reduced institutional investor interest in our Company, and may increase the volatility of our Class A Common Stock. Delisting could also cause of loss of confidence of potential industry partners, lenders and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Split may help us avoid delisting from Nasdaq and any resulting consequences.

Rationale for a Reverse Split

The primary purpose for effecting the Reverse Split is to increase the per-share trading price of our Class A Common Stock so we can:

•     gain compliance with the Minimum Bid Rule, maintain the listing of our Class A Common Stock on the Nasdaq and avoid a delisting of our Class A Common Stock from Nasdaq Capital Market in the future for failing to comply with the Minimum Bid Rule;
•     broaden the pool of investors that may be interested in investing in our Company by attracting new investors who would prefer not to invest, or cannot invest, in shares that trade at lower share prices; and
•     make our Class A Common Stock a more attractive investment to institutional investors.

In evaluating the Reverse Split, the Board has considered and will continue to consider negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, including their awareness that the trading prices of the common stock of some companies that have effected reverse stock splits have subsequently declined to pre-reverse stock split levels. In recommending the Reverse Split, the Board determined that it believes the potential benefits of the Reverse Split significantly outweigh these potential negative factors.

Potential Advantages of a Reverse Split

The Board is seeking authority to effect the Reverse Split with the primary intent of increasing the price of our Class A Common Stock to comply with Nasdaq’s Minimum Bid Rule. The Board believes that, in addition to increasing the price of our Class A Common Stock to meet the price criteria for continued listing on Nasdaq Capital Market, the Reverse Split would also make our Class A Common Stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Split is in our and our stockholders’ best interests.

The Reverse Split could effectively increase the per-share trading price of our Class A Common Stock to gain compliance with the Minimum Bid Rule, maintain the listing of our Class A Common Stock on Nasdaq Capital Market and avoid a delisting of our Class A Common Stock from Nasdaq Capital Market in the future. By preserving our Nasdaq Capital Market listing, we will have greater flexibility to consider and possibly pursue a wide range of future financing options. We believe being listed on a national securities exchange like the Nasdaq Capital Market is valued highly by many investors, particularly institutional investors. A listing on a national securities exchange also has the potential to create better liquidity and reduce volatility for buying and selling shares of our stock, which benefits our current and future stockholders.

In addition, the Board believes that an increased stock price could encourage investor interest and improve the marketability of our Class A Common Stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our Class A Common Stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. The Board believes that the higher share price that may result from the Reverse Split could enable institutional investors and brokerage firms with such policies and practices to invest in our Class A Common Stock.

Potential Risks from a Reverse Split

We cannot assure you that the total market capitalization of our Class A Common Stock after the implementation of the Reverse Split will be equal to or greater than the total market capitalization before the Reverse Split or that the per-share market price of our Class A Common Stock following the Reverse Split will increase in proportion to the reduction in the number of shares of our Class A Common Stock outstanding in connection with the Reverse Split. Also, we cannot assure you that the Reverse Split will lead to a sustained increase in the trading price of our Class A Common Stock. The trading price of our Class A Common Stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions and the market perception of our business. You should also keep in mind that the implementation of the Reverse

Split does not affect the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company (subject to the treatment of fractional shares). If the overall value of our Class A Common Stock declines after the proposed Reverse Split, however, then the actual or intrinsic value of the shares of our Class A Common Stock will also proportionally decrease as a result of the overall decline in value.

Further, the Reverse Split may reduce the liquidity of our Class A Common Stock, given the reduced number of shares that would be outstanding after the Reverse Split, particularly if the expected increase in stock price as a result of the Reverse Split is not sustained. For instance, the proposed Reverse Split may increase the number of stockholders who own odd lots (fewer than 100 shares) of our Class A Common Stock, creating the potential for those stockholders to experience an increase in the cost of selling their shares and greater difficulty in selling those shares. If we effect the Reverse Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investor and, consequently, the trading liquidity of our Class A Common Stock may not improve.

Although we expect the Reverse Split to result in an increase in the market price of our Class A Common Stock, the Reverse Split may not result in a permanent increase in the market price of our Class A Common Stock, which would depend on many factors, including general economic, market and industry conditions and other factors described from time to time in the reports we file with the SEC.

Effect of the Reverse Split

If our stockholders approve the Reverse Split and the Board elects to effect the Reverse Split, the number of outstanding shares of Class A Common Stock will be reduced in proportion to the ratio of the split chosen by the Board (subject to the treatment of fractional shares), while the number of authorized shares of Class A Common Stock will remain at 600,000,000 and the number of authorized shares of our Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Company Common Stock”) will remain at 30,000,000. As of the effective time of the Reverse Split, we would also adjust and proportionally decrease the number of shares of our Class A Common Stock reserved for issuance upon exercise of, and adjust and proportionally increase the exercise price of, all options and warrants and other rights to acquire our Class A Common Stock. We would also proportionally reduce the number of shares that are issuable on vesting of outstanding restricted stock awards. In addition, as of the effective time of the Reverse Split, we would adjust and proportionally decrease the total number of shares of our Class A Common Stock that may be the subject of future grants under the 2019 Equity Incentive Plan.

The Reverse Split would be effected simultaneously for all outstanding shares of our Class A Common Stock. The Reverse Split would affect all of our stockholders uniformly and would not change any stockholder’s percentage ownership interest in our Company (other than as a result of rounding for fractional shares). We would not issue fractional shares in connection with the Reverse Split. Instead, a stockholder who owns a number of shares not evenly divisible by the Reverse Split ratio would receive a number of shares of Class A Common Stock rounded up to the next whole number upon surrender to the transfer agent of any certificates and a properly completed and executed transmittal letter. The Reverse Split would not change the terms of our Class A Common Stock. The Reverse Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

After the effective time of the Reverse Split, our Class A Common Stock will have a new CUSIP number, which is a number used to identify our equity securities.

Our Class A Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Split will not affect the registration of our Class A Common Stock under the Exchange Act, and following the Reverse Split, we could continue to be subject to the periodic reporting requirements of the Exchange Act. Our Class A Common Stock would continue to be listed on the Nasdaq Capital Market under the symbol “GNLN” immediately following the Reverse Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.

If the Board does not implement the Reverse Split before August 5, 2024, the authority granted in this proposal to file the Amendment to effect the Reverse Split would terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the Reverse Split, except to the extent of their ownership in shares of our Class A Common Stock and securities convertible or exercisable for our Class A Common Stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Split as all other outstanding shares of our Class A Common Stock and securities convertible into or exercisable for our Class A Common Stock.

Authorized Shares of Common Stock

We are currently authorized under our Charter to issue up to a total of 640,000,000 shares of capital stock, comprised of 600,000,000 shares of Class A Common Stock, 30,000,000 shares of Class B Common Stock and 10,000,000 shares of preferred stock. As of June 28, 2024, a total of 5,821,359 shares of Class A Common Stock are outstanding. No shares of Class B Common Stock are outstanding. While the Reverse Split would decrease the number of outstanding shares of our Class A Common Stock, it would not change the number of authorized shares under our Charter. Consequently, the practical effect of the Reverse Split would be to substantially increase the number of shares of Class A Common Stock available for issuance under our Charter. The Board believes that such an increase is in our and our stockholders’ best interests because it would give us greater flexibility to issue shares of Class A Common Stock in connection with possible future financings, joint ventures and acquisitions, as well as under the 2019 Equity Incentive Plan and for other general corporate purposes. Although we do not currently have any plans, undertakings, arrangements, commitments or agreements, written or oral, for the issuance of the additional shares of Class A Common Stock that would become available for issuance if the Reverse Split is effected, we believe it would be advantageous to have the shares available for the purposes described above in the future.

By increasing the number of authorized but unissued shares of Class A Common Stock, the Reverse Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, the Board might be able to delay or impede a takeover or transfer of control of our Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines, in the exercise of its fiduciary duties, is not in the best interests of our Company or our stockholders. The Reverse Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Split could have the effect of providing the Board with additional means to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business, including making it more difficult for stockholders to remove directors. The Board is not aware of any attempt to take control of our Company and did not authorize the Reverse Split with the intention of using it as a type of anti-takeover device.

Procedure for Effecting the Reverse Split

If our stockholders approve the adoption of the Amendment to effect the Reverse Split and if the Board continues to believe that the Reverse Split is in the best interests of the Company and our stockholders, on a date no later than August 5, 2024, the Board would cause the Amendment to be filed with the Delaware Secretary of State to effect the Reverse Split at a whole number ratio between one-for-two and one-for-20, as selected by the Board in its sole discretion. We would file the Amendment with the Delaware Secretary of State so that it becomes effective at the time the Board determines to be appropriate. The Board may delay effecting the Amendment without resoliciting stockholder approval to any time before August 5, 2024. The Amendment would become effective at the time that it is filed with the Delaware Secretary of State or at such later effective date and time as specified in the Amendment.

Record and Beneficial Stockholders

If the Reverse Split is implemented, all of our registered holders of Class A Common Stock who hold their shares electronically in book-entry form with our transfer agent, EQ Shareowner Services, will receive a statement from the transfer agent reflecting the number of shares of our Class A Common Stock registered in their accounts. No action needs to be taken to receive post-Reverse Split shares because the exchange will be automatic.

Non-registered stockholders holding Class A Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Split than those that we would put in place for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Fractional Shares

No fractional shares of Class A Common Stock will be issued as a result of the Reverse Split. Instead, we will issue one whole share of Class A Common Stock to any stockholder who would have been entitled to receive a fractional share of Class A Common Stock due to the Reverse Split. Each holder of Class A Common Stock will hold the same percentage of the outstanding Class A Common Stock immediately following the Reverse Split as that stockholder did immediately before the Reverse Split, except for adjustments due to the additional share fraction that will need to be issued as a result of the treatment of fractional shares.

Effect on Options, Warrants, Preferred Stock and Other Securities

All outstanding options, warrants, preferred stock and other securities entitling their holders to purchase shares of our Class A Common Stock would be adjusted as result of the Reverse Split, as required by the terms of each security. In particular, the conversion ratio for each security would be reduced proportionately, and the exercise price, if applicable, would be increased proportionately, in accordance with the terms of each security and based on the exchange ratio implemented in the Reverse Split. We would also proportionately reduce the number of shares that are issuable on vesting of outstanding restricted stock awards.

Accounting Matters

The Reverse Split would not affect the par value of our Class A Common Stock per share, which would continue to be $0.01 par value per share, while the number of outstanding shares of Class A Common Stock would decrease in accordance with the Reverse Split ratio (without taking into account the rounding of fractional shares). As a result, as of the effective time of the Reverse Split, the stated capital attributable to Class A Common Stock on our balance sheet would decrease and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Split, the reported per share net income or loss would be higher because there would be fewer shares of Class A Common Stock outstanding, and we would adjust historical per share amounts in our future financial statements.

Discretionary Authority of the Board to Abandon the Reverse Split

The Board reserves the right to abandon the Reverse Split without further action by our stockholders at any time before the effectiveness of the Amendment with the Delaware Secretary of State, even if our stockholders have approved the Amendment to effect the Reverse Split at the Special Meeting. By voting in favor of this proposal, you are expressly also authorizing the Board to determine not to proceed with, and abandon, the Reverse Split, if the Board should so decide.

No Appraisal or Dissenters’ Rights

Neither Delaware law, the Charter, nor our Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

Material U.S. Federal Income Tax Consequences of the Reverse Split

The following discussion is a summary of the material U.S. federal income tax consequences of the Reverse Split to U.S. Holders (as defined below). This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Class A Common Stock who or that, for U.S. federal income tax purposes, is or is treated as:

•     an individual who is a citizen or resident of the United States;
•     a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•     an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•     a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our Class A Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the effect of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation:

•     Financial institutions;
•     Insurance companies;
•     Real estate investment trusts;
•     Regulated investment companies;
•     Grantor trusts;
•     Tax-exempt organizations;
•     Dealers or traders in securities or currencies;
•     U.S. expatriates and former citizens or long-term residents of the United States;
•     S corporations, partnerships or other entities or arrangements treated as partnerships or other flow-through entities for U.S. federal income tax purposes (and investors therein);
•     U.S. Holders having a functional currency other than the U.S. dollar;
•     persons who hold or received our Class A Common Stock pursuant to the exercise of any employee share option or otherwise as compensation;
•     tax-qualified retirement plans;
•     U.S. Holders who hold our Class A Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for federal U.S. federal income tax purposes; and
•     U.S. Holders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Class A Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Class A Common Stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the Reverse Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

This discussion is for general information only and is not intended to be, and should not be construed as, tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all stockholders. Holders of our Class A Common Stock are urged to consult their respective tax advisors regarding the U.S. federal, state, local and non-U.S. income and other tax consequences of the Reverse Split to them in light of their particular circumstances.

Tax Consequences of the Reverse Split to U.S. Holders

The Reverse Split is intended to qualify as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming the Reverse Split so qualifies, a U.S. Holder generally will not recognize gain or loss upon the Reverse Split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Class A Common Stock received pursuant to the Reverse Split will be equal to the aggregate adjusted tax basis of the shares of our Class A Common Stock exchanged therefor. The U.S. Holder’s holding period in the shares of our Class A Common Stock received pursuant to the Reverse Split will include the holding period in the shares of our Class A Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Class A Common Stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders who acquired our Class A Common Stock on different dates and at different prices should consult their tax advisors regarding the appropriate allocation of their tax basis and holding period of such shares.

This discussion is for general information only and is not tax advice. It does not discuss all aspects of U.S. federal taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, stockholders should consult their tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences of the reverse stock split arising under the U.S. federal estate or gift tax laws or under the laws of any state, local or non-U.S. taxing jurisdiction or under any applicable income tax treaty.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote on this proposal is necessary for the approval of the adoption of the Amendment to effect the Reverse Split. For purposes of the vote on this proposal, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

OTHER MATTERS
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.

Based on our review of the copies of such forms, and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the fiscal year ended December 31, 2023; except for one Form 4 filed with the SEC on May 30, 2023, by Craig Snyder, our former Chief Executive Officer, related to Class A Common Stock acquired by Mr. Snyder on May 22, 2023.

Other Matters to Come Before the Special Meeting

No other matters are to be presented for action at the Special Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Stockholder Proposals and Nominations for the 2024 Annual Meeting

Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2024 Annual Meeting must have been in writing and received at our principal executive offices no later than December 29, 2023, except as may otherwise be provided in Rule 14a-8.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Section 1.10 of our Bylaws, which are on file with the SEC and may be obtained from our General Counsel upon request. These notice provisions require that nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders for the 2024 Annual Meeting must have been received no earlier than November 29, 2023 and no later than December 29, 2023. Any stockholder proposal received after December 29, 2023 will be considered untimely.

Proxy Access Procedures for the 2024 Annual Meeting

In order to be eligible to require that the Company include an eligible shareholder nominee in the proxy materials for the 2024 annual meeting of shareholders pursuant to Section 1.11 of our Bylaws, an eligible stockholder must provide to the Company, in proper form and within the times specified, (i) a written notice expressly electing to have such shareholder nominee included in the Company’s proxy materials pursuant to Section 1.11 (a “Notice of Proxy Access Nomination”) and (ii) any updates or supplements to such Notice of Proxy Access Nomination. To be timely, the Notice of Proxy Access Nomination must be so delivered or mailed to and received at the principal executive offices of the Company not less than one hundred twenty (120) days (December 29, 2023) nor more than one hundred fifty (150) days (November 29, 2023) prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the 2023 Annual Meeting. Such notice should be sent to our General Counsel’s attention at our executive offices. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements. Our Bylaws are on file with the SEC and may be obtained from our General Counsel upon request.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Greenlane Holdings, Inc. 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487, Attention: General Counsel, or contact us by telephone at (877) 292-7660. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o Greenlane Holdings, Inc. 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487, Attention: CEO. The CEO will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

By Order of the Board of Directors,

/s/ Lana Reeve
Lana Reeve
Chief Financial and Legal Officer
Boca Raton, Florida
June 28, 2024

Appendix A
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION OF GREENLANE HOLDINGS, INC.

Greenlane Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), DOES HEREBY CERTIFY:

First:   The name of the corporation is Greenlane Holdings, Inc.

Second:   The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is May 2, 2018, under the name of Greenlane Holdings, Inc.

Third:   That Article IV of the Amended and Restated Certificate of the Corporation (the “Certificate of Incorporation”), is hereby amended by deleting Subsection A in its entirety and inserting the following in lieu thereof:

The total number of shares of all classes of stock that the Corporation is authorized to issue is six hundred forty million (640,000,000), consisting of (i) six hundred million (600,000,000) shares of Class A common stock, with a par value of $0.01 per share (the “Class A Common Stock”); and (ii) thirty million (30,000,000) shares of Class B common stock, with a par value of $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”); and (iii) ten million (10,000,000) shares of preferred stock, with a par value of $0.0001 per share (the “Preferred Stock”). Upon this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (this “Certificate of Amendment”) becoming effective pursuant to the DGCL (the “Effective Time”), the shares of Class A Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time (the “Existing Class A Common Stock”) shall be reclassified and combined into a different number of shares of Class A Common Stock (the “New Class A Common Stock”) such that each _____ (_____) shares of Existing Class A Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of New Class A Common Stock (such reclassification and combination of shares, the “Reverse Split”). The par value of the Class A Common Stock following the Reverse Split shall remain at $0.01 per share. No fractional shares of Class A Common Stock shall be issued as a result of the Reverse Split, and stockholders who otherwise would be entitled to receive fractional shares of New Class A Common Stock shall be entitled to receive the number of shares of New Class A Common Stock rounded up to the next whole number. Each stock certificate that, immediately prior to the Effective Time, represented shares of Existing Class A Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of New Class A Common Stock into which the shares of Existing Class A Common Stock represented by such certificate shall have been combined (subject to rounding for fractional shares as set forth above). Each holder of record of a certificate that represented shares of Existing Class A Common Stock shall be entitled to receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Class A Common Stock into which the shares of Existing Class A Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split (subject to rounding for fractional shares as set forth above), provided that the Corporation may request such stockholder to exchange such stockholder’s certificate or certificates that represented shares Existing Class A Common Stock for shares held in book-entry form through the Depository Trust Company’s Direct Registration System representing the appropriate number of whole shares of New Class A Common Stock into which the shares of Existing Class A Common Stock represented by such certificate or certificates shall have been combined. The Reverse Split shall be effected on a record holder-record holder basis, such that any fractional shares of New Class A Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.

A-1

Fourth:   The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fifth:   That this Certificate of Amendment to the Restated Certificate of Incorporation shall be effective as of 12:01 a.m. New York City time on the ______ day of _________, 2024.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this _____ day of ________, 2024.

GREENLANE HOLDINGS, INC.

By:
Name: Lana Reeve
Title: Chief Finance and Legal Officer

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Appendix B

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GNLN2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V53588-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GREENLANE HOLDINGS, INC.

The Board of Directors recommends you vote FOR proposal 1:

		For	Against	Abstain
1.	Approval and adoption of an amendment to the Amended and Restated Certificate of Incorporation of Greenlane Holdings, Inc. to effect a reverse stock split of our Class A Common Stock at a ratio in the range of 1-for-2 to 1-for-20 (collectively, the "Reverse Split"), with such ratio to be determined in the discretion of our board of directors and publicly disclosed prior to the effectiveness of the Reverse Split.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

B-1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V53589-TBD

GREENLANE HOLDINGS, INC.
SPECIAL MEETING OF STOCKHOLDERS
July 29, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Barbara Sher and Lana Reeve, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of Greenlane Holdings, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on July 29, 2024, virtually at www.virtualshareholdermeeting.com/GNLN2024SM, and any adjournment or postponement thereof.

The Company's Board of Directors recommends a vote "FOR" Proposal 1. For the proposal set forth on this proxy, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side

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